Exhibit 99.2
Reinsurance Group of America, Incorporated ®
Financial Supplement
Second Quarter 2011
(Unaudited)

Reinsurance Group of America, Incorporated ®

World Headquarters	Internet address			Contacts:
1370 Timberlake Manor Parkway	www.rgare.com			Jack B. Lay
Chesterfield, Missouri 63017				Senior Executive Vice President
U.S.A.				and Chief Financial Officer
Phone: (636) 736-7000
	Current Ratings			e-mail: jlay@rgare.com

	Standard & Poor's	A.M. Best	Moody's	John Hayden
Financial Strength Ratings				Sr. Vice President
RGA Reinsurance Company	AA-	A+	A1	Controller & Investor Relations
RGA Life Reinsurance Company of Canada	AA-	A+	NR	Phone: (636) 300-8828
RGA International Reinsurance Company Limited	AA-	NR	NR	e-mail: jhayden@rgare.com
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
2nd Quarter 2011
Table of Contents

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholder’s equity excluding AOCI.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended or As of					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands, except inforce & per share data)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Net premiums	$1,788,676	$1,736,130	$1,801,899	$1,647,300	$1,582,017	$206,659	$3,524,806	$3,210,481	$314,325
Net income	132,888	160,816	196,712	128,232	127,019	5,869	293,704	249,458	44,246
Operating income	128,001	118,827	161,419	127,703	121,899	6,102	246,828	214,907	31,921
Operating return on equity (ex AOCI) — annualized	12.2%	11.5%	16.0%	13.2%	13.0%	-0.8%
Operating return on equity (ex AOCI) — trailing 12 months	13.2%	13.4%	13.2%	12.7%	12.7%	0.5%
Total assets	30,659,277	29,510,019	29,081,908	28,934,028	27,220,606	3,438,671

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,343.2	$1,343.2	$1,340.5	$1,339.7	$1,334.9	$8.3
Canada	350.3	339.2	324.1	307.0	289.7	60.6
Europe & South Africa	529.7	497.8	467.6	446.5	401.8	127.9
Asia Pacific	435.6	407.7	408.1	385.8	340.9	94.7

Total Life Reinsurance in Force	$2,658.8	$2,587.9	$2,540.3	$2,479.0	$2,367.3	$291.5

Assumed New Business Production (in billions)
U.S.	$24.3	$31.3	$26.2	$30.3	$45.1	$(20.8)	$55.6	$85.7	$(30.1)
Canada	13.4	12.4	12.2	12.2	12.8	0.6	25.8	26.7	(0.9)
Europe & South Africa	47.6	37.1	28.5	30.0	23.4	24.2	84.7	45.1	39.6
Asia Pacific	9.7	7.4	13.1	4.8	10.1	(0.4)	17.1	12.8	4.3

Total New Business Production	$95.0	$88.2	$80.0	$77.3	$91.4	$3.6	$183.2	$170.3	$12.9

Per Share and Shares Data
Basic earnings per share
Net income	$1.80	$2.20	$2.68	$1.75	$1.74	$0.06	$3.99	$3.42	$0.57
Operating income	$1.73	$1.62	$2.20	$1.75	$1.67	$0.06	$3.35	$2.94	$0.41
Diluted earnings per share
Net income	$1.78	$2.18	$2.62	$1.72	$1.70	$0.08	$3.96	$3.34	$0.62
Operating income	$1.72	$1.61	$2.15	$1.72	$1.63	$0.09	$3.33	$2.88	$0.45

Wgt. average common shares outstanding (basic)	73,971	73,213	73,277	73,162	73,141	830	73,593	73,094	499
Wgt. average common shares outstanding (diluted)	74,530	73,836	75,052	74,420	74,721	(191)	74,184	74,650	(466)

Common shares issued	79,138	79,138	73,364	73,364	73,364	5,774	79,138	73,364	5,774
Treasury shares	5,062	5,341	1	192	210	4,852	5,062	210	4,852
Common shares outstanding	74,076	73,797	73,363	73,172	73,154	922	74,076	73,154	922

Book value per share	$71.88	$68.06	$68.71	$68.30	$60.73
Per share effect of accumulated other comprehensive income (AOCI)	$14.37	$12.18	$12.37	$14.48	$8.59
Book value per share, excluding AOCI	$57.51	$55.88	$56.34	$53.82	$52.14

Shareholder dividends paid	$8,870.7	$8,832.2	$8,830.3	$8,778.5	$8,777.3	$93.4	$17,702.8	$17,555.8	$147.0

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Revenues:
Net premiums	$1,788,676	$1,736,130	$1,801,899	$1,647,300	$1,582,017	$206,659	$3,524,806	$3,210,481	$314,325
Investment income, net of related expenses	337,436	371,040	355,227	287,504	291,671	45,765	708,476	595,929	112,547
Investment related gains (losses), net
OTTI on fixed maturity securities	(5,582)	(1,556)	(16,097)	(4,904)	(3,489)	(2,093)	(7,138)	(10,919)	3,781
OTTI on fixed maturity securities transferred to/from AOCI	292	—	(186)	26	(139)	431	292	2,205	(1,913)
Other investment related gains (losses), net	32,678	125,176	90,916	(11,902)	26,620	6,058	157,854	162,891	(5,037)

Total investment related gains (losses), net	27,388	123,620	74,633	(16,780)	22,992	4,396	151,008	154,177	(3,169)
Other revenue	50,477	51,645	42,370	37,515	35,197	15,280	102,122	71,475	30,647

Total revenues	2,203,977	2,282,435	2,274,129	1,955,539	1,931,877	272,100	4,486,412	4,032,062	454,350

Benefits and expenses:
Claims and other policy benefits	1,520,013	1,469,449	1,470,845	1,393,891	1,307,239	212,774	2,989,462	2,682,419	307,043
Interest credited	96,196	106,063	79,103	94,776	79,169	17,027	202,259	136,103	66,156
Policy acquisition costs and other insurance expenses	261,282	331,153	319,444	157,058	237,149	24,133	592,435	603,451	(11,016)
Other operating expenses	97,161	106,150	102,216	85,409	83,147	14,014	203,311	174,346	28,965
Interest expense	25,818	24,569	25,215	25,191	25,141	677	50,387	40,590	9,797
Collateral finance facility expense	3,101	3,202	2,049	2,041	1,960	1,141	6,303	3,766	2,537

Total benefits and expenses	2,003,571	2,040,586	1,998,872	1,758,366	1,733,805	269,766	4,044,157	3,640,675	403,482

Income before income taxes	200,406	241,849	275,257	197,173	198,072	2,334	442,255	391,387	50,868

Income tax expense	67,518	81,033	78,545	68,941	71,053	(3,535)	148,551	141,929	6,622

Net income	$132,888	$160,816	$196,712	$128,232	$127,019	$5,869	$293,704	$249,458	$44,246

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	200,406	241,849	275,257	197,173	198,072	2,334	442,255	391,387	50,868
Investment and derivative losses (gains) — non-operating (1)	(40,152)	1,099	91,401	(37,747)	(130,697)	90,545	(39,053)	(130,326)	91,273
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(10,525)	(90,535)	(43,780)	38,653	(32,512)	21,987	(101,060)	(155,147)	54,087
GMXB embedded derivatives (1)	25,860	(32,654)	(121,209)	16,232	140,934	(115,074)	(6,794)	133,763	(140,557)
Funds withheld losses (gains) — investment income	(7,185)	12,041	(8,240)	(6,494)	(5,772)	(1,413)	4,856	(5,690)	10,546
Funds withheld losses (gains) — policy acq. costs	1,793	(1,925)	793	954	777	1,016	(132)	696	(828)
EIA embedded derivatives — interest credited	21,011	(26,751)	(25,741)	43,070	14,990	6,021	(5,740)	(7,432)	1,692
EIA embedded derivatives — policy acq. costs	(2,073)	2,944	3,008	(4,189)	(1,503)	(570)	871	1,747	(876)
DAC offset, net	4,158	72,567	49,618	(50,519)	6,041	(1,883)	76,725	109,810	(33,085)
Gain on repurchase of collateral finance facility securities	—	(4,971)	—	—	—	—	(4,971)	—	(4,971)
Loss on retirement of Preferred Income Equity Redeemable Securities (“PIERS”)	—	4,391	—	—	—	—	4,391	—	4,391

Operating Income Before Income Taxes	$193,293	$178,055	$221,107	$197,133	$190,330	$2,963	$371,348	$338,808	$32,540

After-tax Operating Income Reconciliation:
Income — continuing operations	132,888	160,816	196,712	128,232	127,019	5,869	293,704	249,458	44,246
Investment and derivative losses (gains) — non-operating (1)	(26,361)	191	59,317	(25,041)	(85,039)	58,678	(26,170)	(85,086)	58,916
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(6,841)	(58,848)	(28,457)	25,125	(21,133)	14,292	(65,689)	(100,846)	35,157
GMXB embedded derivatives (1)	16,809	(21,225)	(78,786)	10,551	91,607	(74,798)	(4,416)	86,946	(91,362)
Funds withheld losses (gains) — investment income	(4,671)	7,827	(5,356)	(4,221)	(3,752)	(919)	3,156	(3,699)	6,855
Funds withheld losses (gains) — policy acq. costs	1,165	(1,251)	515	621	505	660	(86)	452	(538)
EIA embedded derivatives — interest credited	13,657	(17,388)	(16,732)	27,996	9,743	3,914	(3,731)	(4,831)	1,100
EIA embedded derivatives — policy acq. costs	(1,348)	1,914	1,955	(2,723)	(977)	(371)	566	1,136	(570)
DAC offset, net	2,703	47,168	32,251	(32,837)	3,926	(1,223)	49,871	71,377	(21,506)
Gain on repurchase of collateral finance facility securities	—	(3,231)	—	—	—	—	(3,231)	—	(3,231)
Loss on retirement of PIERS	—	2,854	—	—	—	—	2,854	—	2,854

Operating Income	$128,001	$118,827	$161,419	$127,703	$121,899	$6,102	$246,828	$214,907	$31,921

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands, except per share data)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Revenues:
Net premiums	$1,788,676	$1,736,130	$1,801,899	$1,647,300	$1,582,017	$206,659	$3,524,806	$3,210,481	$314,325
Investment income, net of related expenses	330,251	383,081	346,987	281,010	285,899	44,352	713,332	590,239	123,093
Investment related gains (losses), net	2,571	1,530	1,045	358	717	1,854	4,101	2,467	1,634
Other revenue	50,477	46,674	42,370	37,515	35,197	15,280	97,151	71,475	25,676

Total revenues	2,171,975	2,167,415	2,192,301	1,966,183	1,903,830	268,145	4,339,390	3,874,662	464,728

Benefits and expenses:
Claims and other policy benefits	1,520,013	1,469,449	1,470,845	1,393,891	1,307,239	212,774	2,989,462	2,682,419	307,043
Interest credited	75,185	132,814	104,844	51,706	64,179	11,006	207,999	143,535	64,464
Policy acquisition costs and other insurance expenses	257,404	257,567	266,025	210,812	231,834	25,570	514,971	491,198	23,773
Other operating expenses	97,161	101,759	102,216	85,409	83,147	14,014	198,920	174,346	24,574
Interest expense	25,818	24,569	25,215	25,191	25,141	677	50,387	40,590	9,797
Collateral finance facility expense	3,101	3,202	2,049	2,041	1,960	1,141	6,303	3,766	2,537

Total benefits and expenses	1,978,682	1,989,360	1,971,194	1,769,050	1,713,500	265,182	3,968,042	3,535,854	432,188

Operating income before income taxes	193,293	178,055	221,107	197,133	190,330	2,963	371,348	338,808	32,540

Operating income tax expense	65,292	59,228	59,688	69,430	68,431	(3,139)	124,520	123,901	619

Operating income	$128,001	$118,827	$161,419	$127,703	$121,899	$6,102	$246,828	$214,907	$31,921

Wgt. Average Common Shares Outstanding (Diluted)	74,530	73,836	75,052	74,420	74,721	(191)	74,184	74,650	(466)

Diluted Earnings Per Share — Operating Income	$1.72	$1.61	$2.15	$1.72	$1.63	$0.09	$3.33	$2.88	$0.45

Foreign currency effect*:
Net premiums	$77,277	$42,487	$23,933	$15,448	$40,445	$36,832	$119,764	$144,419	$(24,655)
Operating income before income taxes	$5,713	$4,634	$1,580	$1,998	$5,185	$528	$10,347	$14,682	$(4,335)

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD thousands)	2011	2011	2010	2010	2010
Assets
Fixed maturity securities, available-for-sale	$15,153,807	$14,531,154	$14,304,597	$14,169,930	$13,077,607
Mortgage loans on real estate	908,048	906,869	885,811	863,873	838,827
Policy loans	1,229,663	1,222,016	1,228,418	1,173,148	1,173,016
Funds withheld at interest	5,671,844	5,595,146	5,421,952	5,276,511	5,257,929
Short-term investments	125,618	74,902	118,387	84,091	63,962
Other invested assets	799,341	756,377	707,403	738,830	637,827

Total investments	23,888,321	23,086,464	22,666,568	22,306,383	21,049,168
Cash and cash equivalents	710,973	467,672	463,661	634,075	557,756
Accrued investment income	160,436	155,182	127,874	177,250	144,658
Premiums receivable and other reinsurance balances	1,045,131	986,658	1,037,679	987,342	898,522
Reinsurance ceded receivables	781,006	807,929	769,699	790,889	721,830
Deferred policy acquisition costs	3,733,686	3,679,075	3,726,443	3,741,534	3,597,865
Other assets	339,724	327,039	289,984	296,555	250,807

Total assets	$30,659,277	$29,510,019	$29,081,908	$28,934,028	$27,220,606

Liabilities and Stockholders’ Equity
Future policy benefits	9,642,814	$9,438,432	$9,274,789	$8,906,977	$8,518,817
Interest-sensitive contract liabilities	8,100,608	7,747,203	7,774,481	7,884,874	7,781,407
Other policy claims and benefits	2,774,031	2,728,122	2,597,941	2,590,014	2,387,579
Other reinsurance balances	159,340	184,958	133,590	134,066	143,723
Deferred income taxes	1,421,480	1,415,333	1,396,747	1,064,726	977,873
Other liabilities	784,291	701,799	637,923	1,129,848	742,940
Short-term debt	199,993	255,989	199,985	—	—
Long-term debt	1,414,406	1,016,510	1,016,425	1,216,320	1,216,230
Collateral finance facility	837,789	839,354	850,039	850,026	850,030
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	—	159,455	159,421	159,368	159,316

Total liabilities	25,334,752	24,487,155	24,041,341	23,936,219	22,777,915

Stockholders’ Equity:
Common stock, at par value	791	791	734	734	734
Warrants	—	—	66,912	66,912	66,912
Additional paid-in-capital	1,713,893	1,708,096	1,478,398	1,477,011	1,473,305
Retained earnings	2,856,009	2,738,868	2,587,403	2,402,167	2,282,968
Treasury stock	(310,856)	(323,689)	(295)	(8,774)	(9,570)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	311,653	297,513	270,526	242,686	173,985
Unrealized appreciation of securities, net of income taxes	767,023	615,631	651,449	832,756	470,365
Pension and postretirement benefits, net of income taxes	(13,988)	(14,346)	(14,560)	(15,683)	(16,008)

Total stockholders’ equity	5,324,525	5,022,864	5,040,567	4,997,809	4,442,691

Total liabilities and stockholders’ equity	$30,659,277	$29,510,019	$29,081,908	$28,934,028	$27,220,606

Total stockholders’ equity, excluding AOCI	$4,259,837	$4,124,066	$4,133,152	$3,938,050	$3,814,349

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Revenues:
Net premiums	$973,837	$935,053	$1,009,758	$930,070	$933,162	$40,675	$1,908,890	$1,836,123	$72,767
Investment income, net of related expenses	124,564	119,781	117,272	124,596	120,782	3,782	244,345	234,243	10,102
Other revenue	738	493	504	428	190	548	1,231	788	443

Total revenues	1,099,139	1,055,327	1,127,534	1,055,094	1,054,134	45,005	2,154,466	2,071,154	83,312

Benefits and expenses:
Claims and other policy benefits	839,173	822,407	842,335	793,270	788,956	50,217	1,661,580	1,578,731	82,849
Interest credited	14,967	14,584	14,826	16,698	16,312	(1,345)	29,551	32,948	(3,397)
Policy acquisition costs and other insurance expenses	132,172	127,462	142,057	125,526	134,470	(2,298)	259,634	263,243	(3,609)
Other operating expenses	19,486	21,350	21,221	18,534	18,303	1,183	40,836	39,162	1,674

Total benefits and expenses	1,005,798	985,803	1,020,439	954,028	958,041	47,757	1,991,601	1,914,084	77,517

Operating income before income taxes	93,341	69,524	107,095	101,066	96,093	(2,752)	162,865	157,070	5,795

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	93,341	69,524	107,095	101,066	96,093	(2,752)	162,865	157,070	5,795
Investment and derivative (losses) gains — non-operating	205	8,875	6,246	13,009	2,721	(2,516)	9,080	5,569	3,511

Income before income taxes	$93,546	$78,399	$113,341	$114,075	$98,814	$(5,268)	$171,945	$162,639	$9,306

Loss and Expense Ratios:
Claims and other policy benefits	86.2%	88.0%	83.4%	85.3%	84.5%	1.7%	87.0%	86.0%	1.0%
Policy acquisition costs and other insurance expenses	13.6%	13.6%	14.1%	13.5%	14.4%	-0.8%	13.6%	14.3%	-0.7%
Other operating expenses	2.0%	2.3%	2.1%	2.0%	2.0%	0.0%	2.1%	2.1%	0.0%

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands except account values)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Revenues:
Net premiums	$3,459	$3,325	$3,401	$2,724	$3,128	$331	$6,784	$15,005	$(8,221)
Investment income, net of related expenses	97,944	159,414	129,985	60,853	77,189	20,755	257,358	173,638	83,720
Investment related gains (losses), net	(20)	(16)	(18)	(18)	(18)	(2)	(36)	(36)	—
Other revenue	23,536	24,001	24,156	19,605	21,944	1,592	47,537	42,837	4,700

Total revenues	124,919	186,724	157,524	83,164	102,243	22,676	311,643	231,444	80,199

Benefits and expenses:
Claims and other policy benefits	4,264	2,816	3,131	(318)	2,850	1,414	7,080	12,460	(5,380)
Interest credited	59,603	118,230	90,017	35,008	47,868	11,735	177,833	110,574	67,259
Policy acquisition costs and other insurance expenses	39,323	42,755	41,614	32,072	33,341	5,982	82,078	70,491	11,587
Other operating expenses	1,743	2,154	2,781	2,413	2,414	(671)	3,897	5,603	(1,706)

Total benefits and expenses	104,933	165,955	137,543	69,175	86,473	18,460	270,888	199,128	71,760

Operating income (loss) before income taxes	19,986	20,769	19,981	13,989	15,770	4,216	40,755	32,316	8,439

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	19,986	20,769	19,981	13,989	15,770	4,216	40,755	32,316	8,439
Investment and derivative (losses) gains — non-operating (1)	28,681	(18,704)	(109,171)	17,112	124,746	(96,065)	9,977	127,554	(117,577)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	10,525	90,535	43,780	(38,653)	32,512	(21,987)	101,060	155,147	(54,087)
GMXB embedded derivatives (1)	(25,860)	32,654	121,209	(16,232)	(140,934)	115,074	6,794	(133,763)	140,557
Funds withheld losses (gains) — investment income	7,185	(12,041)	8,240	6,494	5,772	1,413	(4,856)	5,690	(10,546)
Funds withheld losses (gains) — policy acq. costs	(1,793)	1,925	(793)	(954)	(777)	(1,016)	132	(696)	828
EIA embedded derivatives — interest credited	(21,011)	26,751	25,741	(43,070)	(14,990)	(6,021)	5,740	7,432	(1,692)
EIA embedded derivatives — policy acq. costs	2,073	(2,944)	(3,008)	4,189	1,503	570	(871)	(1,747)	876
DAC offset, net	(4,158)	(72,567)	(49,618)	50,519	(6,041)	1,883	(76,725)	(109,810)	33,085

Income before income taxes	$15,628	$66,378	$56,361	$(6,606)	$17,561	$(1,933)	$82,006	$82,123	$(117)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD millions)	2011	2011	2010	2010	2010
Annuity account values:

Fixed annuities (deferred)	$835	$804	$822	$837	$847

Net interest spread (fixed annuities):	2.2%	2.7%	2.4%	1.5%	2.3%

Equity-indexed annuities	$4,324	$4,258	$4,239	$4,210	$4,145

Variable annuities:
No riders	$1,114	$1,172	$1,156	$1,243	$1,190
GMDB only	89	91	90	87	79
GMIB only	6	6	6	6	6
GMAB only	63	64	64	62	58
GMWB only	1,751	1,773	1,735	1,653	1,517
GMDB / WB	493	500	492	472	431
Other	35	36	36	34	32

Total VA account values	$3,551	$3,642	$3,579	$3,557	$3,313

Fair value of liabilities associated with living benefit riders	$46	$20	$53	$174	$158

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$199	$199	$199	$199	$199

Bank-owned life insurance (BOLI)	$502	$498	$494	$491	$487

Other asset-intensive business	$85	$87	$90	$96	$98

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Revenues:
Investment income, net of related expenses	$62	$(197)	$63	$154	$107	$(45)	$(135)	$56	$(191)
Other revenue	9,194	9,002	7,029	5,608	5,820	3,374	18,196	10,870	7,326

Total revenues	9,256	8,805	7,092	5,762	5,927	3,329	18,061	10,926	7,135

Benefits and expenses:
Policy acquisition costs and other insurance expenses	797	853	447	461	580	217	1,650	1,106	544
Other operating expenses	1,469	1,797	1,067	940	937	532	3,266	2,216	1,050

Total benefits and expenses	2,266	2,650	1,514	1,401	1,517	749	4,916	3,322	1,594

Operating income before income taxes	6,990	6,155	5,578	4,361	4,410	2,580	13,145	7,604	5,541

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	6,990	6,155	5,578	4,361	4,410	2,580	13,145	7,604	5,541
Investment and derivative (losses) gains — non-operating	7	(35)	(23)	(44)	(10)	17	(28)	(19)	(9)

Income before income taxes	$6,997	$6,120	$5,555	$4,317	$4,400	$2,597	$13,117	$7,585	$5,532

Reinsurance Group of America, Incorporated
Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Revenues:
Net premiums	$209,717	$215,028	$205,925	$205,552	$177,079	$32,638	$424,745	$385,729	$39,016
Investment income, net of related expenses	45,052	44,901	41,534	41,170	42,206	2,846	89,953	82,434	7,519
Investment related gains (losses), net	1,183	1,169	1,187	938	915	268	2,352	1,810	542
Other revenue	4,980	22	59	803	241	4,739	5,002	284	4,718

Total revenues	260,932	261,120	248,705	248,463	220,441	40,491	522,052	470,257	51,795

Benefits and expenses:
Claims and other policy benefits	165,860	179,055	152,038	186,554	145,250	20,610	344,915	317,766	27,149
Interest credited	—	—	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	44,422	47,089	50,966	26,901	35,264	9,158	91,511	89,705	1,806
Other operating expenses	8,793	8,694	9,058	6,971	6,994	1,799	17,487	13,835	3,652

Total benefits and expenses	219,075	234,838	212,062	220,426	187,508	31,567	453,913	421,306	32,607

Operating income before income taxes	41,857	26,282	36,643	28,037	32,933	8,924	68,139	48,951	19,188

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	41,857	26,282	36,643	28,037	32,933	8,924	68,139	48,951	19,188
Investment and derivative (losses) gains — non-operating	2,135	4,389	(454)	5,431	815	1,320	6,524	3,770	2,754

Income before income taxes	$43,992	$30,671	$36,189	$33,468	$33,748	$10,244	$74,663	$52,721	$21,942

Loss and Expense Ratios:
Loss ratios (creditor business)	39.7%	37.7%	39.1%	32.5%	40.6%	-0.9%	38.6%	41.0%	-2.4%
Loss ratios (excluding creditor business)	88.8%	97.6%	84.3%	96.3%	91.9%	-3.1%	93.2%	99.0%	-5.8%
Claims and other policy benefits / (net premiums + investment income)	65.1%	68.9%	61.4%	75.6%	66.2%	-1.1%	67.0%	67.9%	-0.9%
Policy acquisition costs and other insurance expenses (creditor business)	57.3%	55.3%	56.4%	55.6%	56.8%	0.5%	56.2%	52.7%	3.5%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.2%	11.3%	15.3%	9.1%	11.1%	1.1%	11.8%	11.4%	0.4%
Other operating expenses	4.2%	4.0%	4.4%	3.4%	3.9%	0.3%	4.1%	3.6%	0.5%

Foreign currency effect*:
Net premiums	$12,409	$11,248	$8,357	$10,236	$20,670	$(8,261)	$23,657	$54,227	$(30,570)
Operating income before income taxes	$3,021	$453	$1,858	$292	$4,079	$(1,058)	$3,474	$5,452	$(1,978)

Creditor reinsurance net premiums	$41,613	$51,584	$47,467	$17,707	$34,079	$7,534	$93,197	$110,791	$(17,594)

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Revenues:
Net premiums	$283,019	$269,120	$257,980	$232,962	$209,919	$73,100	$552,139	$427,571	$124,568
Investment income, net of related expenses	10,174	9,854	9,737	8,579	8,369	1,805	20,028	16,201	3,827
Other revenue	1,745	1,055	296	857	108	1,637	2,800	946	1,854

Total revenues	294,938	280,029	268,013	242,398	218,396	76,542	574,967	444,718	130,249

Benefits and expenses:
Claims and other policy benefits	242,973	216,932	195,172	193,377	165,827	77,146	459,905	345,843	114,062
Policy acquisition costs and other insurance expenses	9,953	12,059	8,153	12,137	10,273	(320)	22,012	23,671	(1,659)
Other operating expenses	26,527	25,012	28,301	21,198	21,317	5,210	51,539	44,027	7,512

Total benefits and expenses	279,453	254,003	231,626	226,712	197,417	82,036	533,456	413,541	119,915

Operating income before income taxes	15,485	26,026	36,387	15,686	20,979	(5,494)	41,511	31,177	10,334

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	15,485	26,026	36,387	15,686	20,979	(5,494)	41,511	31,177	10,334
Investment and derivative (losses) gains — non-operating	756	293	(1,030)	1,808	1,347	(591)	1,049	1,806	(757)

Income before income taxes	$16,241	$26,319	$35,357	$17,494	$22,326	$(6,085)	$42,560	$32,983	$9,577

Loss and Expense Ratios:
Claims and other policy benefits	85.9%	80.6%	75.7%	83.0%	79.0%	6.9%	83.3%	80.9%	2.4%
Policy acquisition costs and other insurance expenses	3.5%	4.5%	3.2%	5.2%	4.9%	-1.4%	4.0%	5.5%	-1.5%
Other operating expenses	9.4%	9.3%	11.0%	9.1%	10.2%	-0.8%	9.3%	10.3%	-1.0%

Foreign currency effect*:
Net premiums	$24,686	$6,466	$(5,502)	$(12,500)	$(6,154)	$30,840	$31,152	$13,955	$17,197
Operating income before income taxes	$1,712	$233	$(704)	$(1,184)	$(1,158)	$2,870	$1,945	$(824)	$2,769

Critical illness net premiums	$63,320	$60,261	$58,102	$57,340	$52,759	$10,561	$123,581	$108,633	$14,948

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Asia Pacific Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Revenues:
Net premiums	$316,356	$311,517	$322,544	$273,825	$256,878	$59,478	$627,873	$542,696	$85,177
Investment income, net of related expenses	21,402	19,634	18,997	17,042	17,249	4,153	41,036	34,513	6,523
Investment related gains (losses), net	1,377	(108)	365	232	(151)	1,528	1,269	556	713
Other revenue	7,283	8,492	6,642	7,462	6,128	1,155	15,775	12,315	3,460

Total revenues	346,418	339,535	348,548	298,561	280,104	66,314	685,953	590,080	95,873

Benefits and expenses:
Claims and other policy benefits	267,362	247,930	277,926	220,867	204,494	62,868	515,292	427,590	87,702
Interest Credited	615	—	—	—	—	615	615	—	615
Policy acquisition costs and other insurance expenses	44,140	40,820	36,336	27,373	31,661	12,479	84,960	69,591	15,369
Other operating expenses	26,089	25,127	26,164	22,932	22,265	3,824	51,216	44,650	6,566

Total benefits and expenses	338,206	313,877	340,426	271,172	258,420	79,786	652,083	541,831	110,252

Operating income before income taxes	8,212	25,658	8,122	27,389	21,684	(13,472)	33,870	48,249	(14,379)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	8,212	25,658	8,122	27,389	21,684	(13,472)	33,870	48,249	(14,379)
Investment and derivative (losses) gains — non-operating	(298)	(330)	1,949	1,094	2,077	(2,375)	(628)	1,957	(2,585)

Income before income taxes	$7,914	$25,328	$10,071	$28,483	$23,761	$(15,847)	$33,242	$50,206	$(16,964)

Loss and Expense Ratios:
Claims and other policy benefits	84.5%	79.6%	86.2%	80.7%	79.6%	4.9%	82.1%	78.8%	3.3%
Policy acquisition costs and other insurance expenses	14.0%	13.1%	11.3%	10.0%	12.3%	1.7%	13.5%	12.8%	0.7%
Other operating expenses	8.2%	8.1%	8.1%	8.4%	8.7%	-0.5%	8.2%	8.2%	0.0%

Foreign currency effect*:
Net premiums	$40,222	$24,825	$21,020	$17,726	$25,935	$14,287	$65,047	$76,242	$(11,195)
Operating income before income taxes	$557	$1,555	$487	$978	$2,276	$(1,719)	$2,112	$5,853	$(3,741)

Critical illness net premiums	$41,003	$45,622	$52,386	$45,954	$48,508	$(7,505)	$86,625	$87,906	$(1,281)

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Revenues:
Net premiums	$2,288	$2,087	$2,291	$2,167	$1,851	$437	$4,375	$3,357	$1,018
Investment income, net of related expenses	31,053	29,694	29,399	28,616	19,997	11,056	60,747	49,154	11,593
Investment related gains (losses), net	31	485	(489)	(794)	(29)	60	516	137	379
Other revenue	3,001	3,609	3,684	2,752	766	2,235	6,610	3,435	3,175

Total revenues	36,373	35,875	34,885	32,741	22,585	13,788	72,248	56,083	16,165

Benefits and expenses:
Claims and other policy benefits	381	309	243	141	(138)	519	690	29	661
Interest credited	—	—	1	—	(1)	1	—	13	(13)
Policy acquisition costs and other insurance expenses	(13,403)	(13,471)	(13,548)	(13,658)	(13,755)	352	(26,874)	(26,609)	(265)
Other operating expenses	13,054	17,625	13,624	12,421	10,917	2,137	30,679	24,853	5,826
Interest expense	25,818	24,569	25,215	25,191	25,141	677	50,387	40,590	9,797
Collateral finance facility expense	3,101	3,202	2,049	2,041	1,960	1,141	6,303	3,766	2,537

Total benefits and expenses	28,951	32,234	27,584	26,136	24,124	4,827	61,185	42,642	18,543

Operating income (loss) before income taxes	7,422	3,641	7,301	6,605	(1,539)	8,961	11,063	13,441	(2,378)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	7,422	3,641	7,301	6,605	(1,539)	8,961	11,063	13,441	(2,378)
Investment and derivative (losses) gains — non-operating	8,666	4,413	11,082	(663)	(999)	9,665	13,079	(10,311)	23,390
Gain on repurchase of collateral finance facility securities	—	4,971	—	—	—	—	4,971	—	4,971
Loss on retirement of PIERS	—	(4,391)	—	—	—	—	(4,391)	—	(4,391)

Income before income taxes	$16,088	$8,634	$18,383	$5,942	$(2,538)	$18,626	$24,722	$3,130	$21,592

Foreign currency effect*:
Net premiums	$(40)	$(52)	$58	$(14)	$(6)	$(34)	$(92)	$(5)	$(87)
Operating income before income taxes	$423	$2,393	$(61)	$1,912	$(12)	$435	$2,816	$4,201	$(1,385)

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
U.S. Traditional	$93,341	$69,524	$107,095	$101,066	$96,093	$(2,752)	$162,865	$157,070	$5,795
U.S. Asset Intensive	19,986	20,769	19,981	13,989	15,770	4,216	40,755	32,316	8,439
U.S. Financial Reinsurance	6,990	6,155	5,578	4,361	4,410	2,580	13,145	7,604	5,541

Total U.S. Segment	120,317	96,448	132,654	119,416	116,273	4,044	216,765	196,990	19,775
Canadian Segment	41,857	26,282	36,643	28,037	32,933	8,924	68,139	48,951	19,188
Europe & South Africa Segment	15,485	26,026	36,387	15,686	20,979	(5,494)	41,511	31,177	10,334
Asia Pacific Segment	8,212	25,658	8,122	27,389	21,684	(13,472)	33,870	48,249	(14,379)
Corporate and Other	7,422	3,641	7,301	6,605	(1,539)	8,961	11,063	13,441	(2,378)

Consolidated	$193,293	$178,055	$221,107	$197,133	$190,330	$2,963	$371,348	$338,808	$32,540

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

	Cash and Invested Assets
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2011	2011	2010	2010	2010
Fixed maturity securities, available-for-sale	$15,153,807	$14,531,154	$14,304,597	$14,169,930	$13,077,607
Mortgage loans on real estate	908,048	906,869	885,811	863,873	838,827
Policy loans	1,229,663	1,222,016	1,228,418	1,173,148	1,173,016
Funds withheld at interest	5,671,844	5,595,146	5,421,952	5,276,511	5,257,929
Short-term investments	125,618	74,902	118,387	84,091	63,962
Other invested assets	799,341	756,377	707,403	738,830	637,827
Cash and cash equivalents	710,973	467,672	463,661	634,075	557,756

Total cash and invested assets	$24,599,294	$23,554,136	$23,130,229	$22,940,458	$21,606,924

Investment Income and Yield Summary
(Excludes Funds Withheld Portfolios)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Average invested assets at amortized cost	$17,446,168	$16,762,725	$16,257,365	$15,763,396	$15,432,369	$2,013,799	$16,992,394	$15,141,511	$1,850,883
Net investment income	$228,728	$219,908	$216,176	$218,546	$208,303	$20,425	$448,636	$423,598	$25,038
Annualized investment yield (ratio of net investment income to average invested assets)	5.35%	5.35%	5.43%	5.66%	5.51%	-0.16%	5.35%	5.67%	-0.32%

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

	June 30, 2011					Other-than-
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	Impairment
	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
Corporate securities	$7,307,996	$470,307	$81,235	$7,697,068	50.8%	$—
Canadian and Canadian provincial governments	2,533,410	677,586	2,840	3,208,156	21.2%	—
Residential mortgage-backed securities	1,320,758	59,345	14,319	1,365,784	9.0%	(258)
Asset-backed securities	415,637	12,925	51,642	376,920	2.5%	(6,258)
Commercial mortgage-backed securities	1,333,832	92,380	67,107	1,359,105	9.0%	(8,375)
U.S. government and agencies	191,048	10,832	602	201,278	1.3%	—
State and political subdivisions	192,368	11,057	5,061	198,364	1.3%	—
Other foreign government securities	746,298	8,557	7,723	747,132	4.9%	—

Total fixed maturity securities	$14,041,347	$1,342,989	$230,529	$15,153,807	100.0%	$(14,891)

Non-redeemable preferred stock	104,444	5,337	2,263	107,518	75.6%
Other equity securities	34,237	1,498	1,027	34,708	24.4%

Total equity securities	$138,681	$6,835	$3,290	$142,226	100.0%

	December 31, 2010					Other-than-
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	Impairment
	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
Corporate securities	$6,826,937	$436,384	$107,816	$7,155,505	50.0%	$—
Canadian and Canadian provincial governments	2,354,418	672,951	3,886	3,023,483	21.1%	—
Residential mortgage-backed securities	1,443,892	55,765	26,580	1,473,077	10.3%	(1,650)
Asset-backed securities	440,752	12,001	61,544	391,209	2.7%	(4,963)
Commercial mortgage-backed securities	1,353,279	81,839	97,265	1,337,853	9.4%	(10,010)
U.S. government and agencies	199,129	7,795	708	206,216	1.4%	—
State and political subdivisions	170,479	2,098	8,117	164,460	1.2%	—
Other foreign government securities	556,136	4,304	7,646	552,794	3.9%	—

Total fixed maturity securities	$13,345,022	$1,273,137	$313,562	$14,304,597	100.0%	$(16,623)

Non-redeemable preferred stock	100,718	4,130	5,298	99,550	71.0%
Other equity securities	34,832	6,100	271	40,661	29.0%

Total equity securities	$135,550	$10,230	$5,569	$140,211	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Corporate Securities by Sector (Fixed Maturities and Equities)
(Excludes Funds Withheld Portfolios)

	June 30, 2011				December 31, 2010
				Average Credit				Average Credit
	Amortized Cost	Estimated Fair Value	% of Total	Ratings	Amortized Cost	Estimated Fair Value	% of Total	Ratings
Financial Institutions
Banking	$1,783,446	$1,810,319	23.1%	A+	$1,739,077	$1,740,978	23.9%	A+
Brokerage	94,559	101,269	1.3%	A-	98,351	103,902	1.4%	A-
Finance Comp.	183,694	192,155	2.5%	A	216,212	224,729	3.1%	A
Insurance	378,637	403,280	5.1%	A-	403,557	422,996	5.8%	A-
REITs	266,211	278,593	3.6%	BBB+	178,106	187,587	2.6%	BBB+
Other Finance	236,605	240,814	3.1%	A-	253,794	259,092	3.5%	A-

Total Financial Institutions	2,943,152	3,026,430	38.7%		2,889,097	2,939,284	40.3%
Industrials
Basic	365,759	394,170	5.0%	BBB	349,522	376,723	5.2%	BBB
Capital Goods	374,789	402,343	5.1%	BBB+	349,526	372,557	5.1%	BBB+
Communications	642,904	695,688	8.9%	BBB+	586,179	634,557	8.7%	BBB+
Consumer Cyclical	418,049	439,177	5.6%	BBB+	309,255	324,648	4.4%	BBB+
Consumer Noncyclical	650,346	700,800	8.9%	A-	646,383	693,785	9.5%	A-
Energy	393,397	425,668	5.4%	BBB+	383,293	414,592	5.7%	BBB+
Technology	245,743	257,024	3.3%	BBB+	228,702	238,975	3.3%	BBB+
Transportation	243,378	255,427	3.3%	BBB+	242,719	255,910	3.5%	BBB+
Other Industrial	50,841	52,522	0.7%	BBB	50,679	53,767	0.7%	BBB

Total Industrials	3,385,206	3,622,819	46.2%		3,146,258	3,365,514	46.1%
Utilities
Electric	673,002	708,329	9.0%	BBB+	612,790	642,177	8.8%	BBB+
Natural Gas	397,363	430,271	5.5%	BBB+	276,402	303,679	4.2%	BBB+
Other Utility	38,464	41,814	0.5%	A	23,002	29,700	0.4%	A-

Total Utilities	1,108,829	1,180,414	15.0%		912,194	975,556	13.4%
Other Sectors	9,490	9,631	0.1%	AA	14,938	15,362	0.2%	AA+

Total	$7,446,677	$7,839,294	100.0%	A-	$6,962,487	$7,295,716	100.0%	A-

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Ratings of Fixed Maturity Securities
(Excludes Funds Withheld Portfolios)

		June 30, 2011			March 31, 2011			December 31, 2010			September 30, 2010			June 30, 2010
NAIC Designation	Rating Agency Designation	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$3,261,242	$3,360,370	22.2%	$3,397,610	$3,470,262	23.9%	$3,516,872	$3,592,987	25.1%	$3,492,193	$3,633,780	25.6%	$3,534,911	$3,642,644	27.9%
1	AA	3,593,909	4,103,688	27.0%	3,369,423	3,765,275	25.9%	3,284,387	3,758,523	26.3%	3,155,855	3,675,615	25.9%	2,860,403	3,177,314	24.3%
1	A	3,250,321	3,587,885	23.7%	3,206,317	3,480,683	24.0%	2,896,256	3,205,431	22.4%	2,714,384	3,138,268	22.2%	2,512,744	2,773,399	21.2%
2	BBB	3,129,518	3,330,600	22.0%	2,863,853	3,041,200	20.9%	2,860,603	3,035,593	21.2%	2,778,394	3,030,667	21.4%	2,639,071	2,783,867	21.3%
3	BB	464,363	466,393	3.1%	492,097	497,056	3.4%	460,675	450,368	3.2%	471,013	440,012	3.1%	479,755	424,060	3.2%
4	B	248,242	229,591	1.5%	218,541	203,594	1.4%	239,604	191,287	1.3%	237,136	185,668	1.3%	255,530	192,244	1.5%
5	CCC and lower	65,181	49,540	0.3%	67,395	50,231	0.3%	63,859	47,493	0.3%	63,033	44,683	0.3%	80,415	65,496	0.5%
6	In or near default	28,571	25,740	0.2%	21,747	22,853	0.2%	22,766	22,915	0.2%	21,108	21,237	0.2%	18,809	18,583	0.1%

	Total	$14,041,347	$15,153,807		$13,636,983	$14,531,154		$13,345,022	$14,304,597		$12,933,116	$14,169,930		$12,381,638	$13,077,607

Structured Fixed Maturity Securities

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$637,806	$674,599	$662,505	$690,577	$636,931	$668,405	$682,621	$728,354	$726,078	$770,690
Non-agency	682,952	691,185	712,661	725,551	806,961	804,672	837,648	832,934	828,507	802,670

Total residential mortgage-backed securities	1,320,758	1,365,784	1,375,166	1,416,128	1,443,892	1,473,077	1,520,269	1,561,288	1,554,585	1,573,360
Commercial mortgage-backed securities	1,333,832	1,359,105	1,344,194	1,365,715	1,353,279	1,337,853	1,257,835	1,235,849	1,229,237	1,166,937
Asset-backed securities	415,637	376,920	420,028	377,573	440,752	391,209	457,047	414,515	496,652	449,623

Total	$3,070,227	$3,101,809	$3,139,388	$3,159,416	$3,237,923	$3,202,139	$3,235,151	$3,211,652	$3,280,474	$3,189,920

Investments
(USD thousands)
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

	June 30, 2011
	AAA		AA		A
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$7,286	$6,597	$23,530	$22,165	$9,867	$9,123
2006	—	—	2,295	2,211	—	—
2007	—	—	—	—	—	—
2008 - 2011	—	—	—	—	—	—

Total	$7,286	$6,597	$25,825	$24,376	$9,867	$9,123

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$15,769	$13,853	$85,314	$52,531	$141,766	$104,269
2006	—	—	2,136	3,195	4,431	5,406
2007	—	—	4,691	3,058	4,691	3,058
2008 - 2011	6,942	6,942	—	—	6,942	6,942

Total	$22,711	$20,795	$92,141	$58,784	$157,830	$119,675

December 31, 2010
	AAA		AA		A
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 — 2010	—	—	—	—	—	—

Total	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$22,608	$19,213	$71,582	$41,308	$147,846	$109,919
2006	—	—	2,152	2,508	2,152	2,508
2007	—	—	5,279	3,329	5,279	3,329
2008 - 2010	—	—	—	—	—	—

Total	$22,608	$19,213	$79,013	$47,145	$155,277	$115,756

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
CMBS Exposure
(Includes Funds Withheld Portfolios)

	June 30, 2011
	AAA		AA		A
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$261,578	$281,404	$48,917	$52,177	$59,298	$62,983
2006	302,883	321,585	46,533	50,996	55,485	57,272
2007	221,105	236,901	27,042	22,430	128,898	132,294
2008	29,708	33,278	37,262	40,801	7,495	8,172
2009	7,994	7,965	4,369	4,967	6,941	10,263
2010	84,071	83,867	—	—	19,395	19,895
2011	24,771	24,274	—	—	5,200	5,304

Total	$932,110	$989,274	$164,123	$171,371	$282,712	$296,183

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$31,869	$32,523	$52,189	$42,408	$453,851	$471,495
2006	27,650	26,920	55,305	49,596	487,856	506,369
2007	102,175	110,038	123,087	99,055	602,307	600,718
2008	—	—	24,503	20,308	98,968	102,559
2009	—	—	—	—	19,304	23,195
2010	—	—	—	—	103,466	103,762
2011	—	—	—	—	29,971	29,578

Total	$161,694	$169,481	$255,084	$211,367	$1,795,723	$1,837,676

NOTE:	Totals include directly held investments with amortized cost of $1,333.8 million and fair value of $1,359.1 million as well as investments in funds withheld with amortized cost of $461.9 million and fair value of $478.6 million.

	December 31, 2010
	AAA		AA		A
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$261,763	$282,522	$81,795	$85,675	$63,234	$63,491
2006	314,043	328,422	46,372	50,217	48,851	49,949
2007	255,589	270,731	29,493	23,512	92,910	96,790
2008	29,547	33,115	37,291	39,657	7,495	7,886
2009	8,020	7,877	3,088	3,505	6,834	9,675
2010	69,580	68,879	5,193	4,800	10,970	10,928

Total	$938,542	$991,546	$203,232	$207,366	$230,294	$238,719

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value
2005 & Prior	$67,341	$66,392	$56,882	$44,770	$531,015	$542,850
2006	32,651	31,646	56,636	39,127	498,553	499,361
2007	99,796	105,962	125,123	77,459	602,911	574,454
2008	—	—	24,085	15,234	98,418	95,892
2009	—	—	—	—	17,942	21,057
2010	—	—	—	—	85,743	84,607

Total	$199,788	$204,000	$262,726	$176,590	$1,834,582	$1,818,221

NOTE:	Totals include directly held investments with amortized cost of $1,353.3 million and fair value of $1,337.9 million as well as investments in funds withheld with amortized cost of $481.3 million and fair value of $480.4 million.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Gross Unrealized Losses Aging
Fixed Maturity Securities

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$120,770	51.7%	$142,936	53.4%	$143,451	44.9%	$86,770	29.1%	$132,900	34.4%
20% or more for less than six months	7,742	3.3%	7,229	2.7%	17,293	5.4%	45,706	15.3%	54,620	14.1%
20% or more for six months or greater	102,017	43.6%	110,349	41.2%	152,818	47.9%	160,785	53.9%	188,398	48.7%

Total	$230,529	98.6%	$260,514	97.3%	$313,562	98.2%	$293,261	98.3%	$375,918	97.2%

Equity Securities

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$3,019	1.3%	$5,196	1.9%	$2,953	0.9%	$2,921	1.0%	$4,888	1.3%
20% or more for less than six months	223	0.1%	691	0.3%	821	0.3%	265	0.1%	1,808	0.5%
20% or more for six months or greater	48	0.0%	1,304	0.5%	1,795	0.6%	1,857	0.6%	4,039	1.0%

Total	$3,290	1.4%	$7,191	2.7%	$5,569	1.8%	$5,043	1.7%	$10,735	2.8%

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Fixed Maturities and Equity Securities Below Amortized Cost
(Excludes Funds Withheld Portfolios)

	As of June 30, 2011
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
Corporate securities	$1,051,097	$22,729	$322,201	$50,525	$1,373,298	$73,254
Canadian and Canadian provincial governments	132,591	2,840	—	—	132,591	2,840
Residential mortgage-backed securities	122,968	1,979	56,186	10,083	179,154	12,062
Asset-backed securities	40,152	874	100,050	29,877	140,202	30,751
Commercial mortgage-backed securities	154,382	8,007	68,039	21,881	222,421	29,888
U.S. government and agencies	14,288	602	—	—	14,288	602
State and political subdivisions	19,834	985	32,473	4,076	52,307	5,061
Other foreign government securities	161,417	3,945	39,267	3,778	200,684	7,723

Investment grade securities	$1,696,729	$41,961	$618,216	$120,220	$2,314,945	$162,181

Non-investment grade securities:
Corporate securities	120,371	2,918	65,818	5,063	186,189	7,981
Residential mortgage-backed securities	5,075	931	11,169	1,326	16,244	2,257
Asset-backed securities	2,852	424	26,391	20,467	29,243	20,891
Commercial mortgage-backed securities	22,876	1,492	80,145	35,727	103,021	37,219
State and political subdivisions	—	—	—	—	—	—
Other foreign government securities	—	—	—	—	—	—

Non-investment grade securities	$151,174	$5,765	$183,523	$62,583	$334,697	$68,348

Total fixed maturity securities	$1,847,903	$47,726	$801,739	$182,803	$2,649,642	$230,529

Non-redeemable preferred stock	2,291	4	21,100	2,259	23,391	2,263
Other equity securities	3,551	391	5,887	636	9,438	1,027

Total Equity securities	$5,842	$395	$26,987	$2,895	$32,829	$3,290

Total number of securities in an unrealized loss position	550		411		961

	As of December 31, 2010
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
Corporate securities	$1,170,016	$34,097	$368,128	$61,945	$1,538,144	$96,042
Canadian and Canadian provincial governments	118,585	3,886	—	—	118,585	3,886
Residential mortgage-backed securities	195,406	4,986	105,601	13,607	301,007	18,593
Asset-backed securities	23,065	570	131,172	38,451	154,237	39,021
Commercial mortgage-backed securities	132,526	4,143	109,158	29,059	241,684	33,202
U.S. government and agencies	11,839	708	—	—	11,839	708
State and political subdivisions	68,229	2,890	31,426	5,227	99,655	8,117
Other foreign government securities	322,363	3,142	43,796	4,504	366,159	7,646

Investment grade securities	2,042,029	54,422	789,281	152,793	2,831,310	207,215

Non-investment grade securities:
Corporate securities	58,420	1,832	91,205	9,942	149,625	11,774
Residential mortgage-backed securities	1,162	605	38,206	7,382	39,368	7,987
Asset-backed securities	—	—	23,356	22,523	23,356	22,523
Commercial mortgage-backed securities	—	—	89,170	64,063	89,170	64,063
State and political subdivisions	—	—	—	—	—	—

Non-investment grade securities	59,582	2,437	241,937	103,910	301,519	106,347

Total fixed maturity securities	$2,101,611	$56,859	$1,031,218	$256,703	$3,132,829	$313,562

Non-redeemable preferred stock	15,987	834	28,549	4,464	44,536	5,298
Other equity securities	6,877	271	318	—	7,195	271

Total Equity securities	$22,864	$1,105	$28,867	$4,464	$51,731	$5,569

Total number of securities in an unrealized loss position	520		508		1,028

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2011	2011	2010	2010	2010	Quarter	2011	2010	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(5,582)	$(1,556)	$(16,097)	$(4,904)	$(3,489)	$(2,093)	$(7,138)	$(10,919)	$3,781
Portion of loss recognized in accumulated other comprehensive income (before taxes)	292	—	(186)	26	(139)	431	292	2,205	(1,913)

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(5,290)	(1,556)	(16,283)	(4,878)	(3,628)	(1,662)	(6,846)	(8,714)	1,868
Impairment losses on equity securities	(3,680)	—	—	—	(10)	(3,670)	(3,680)	(32)	(3,648)
Gain on investment activity	28,208	29,376	26,124	39,371	19,363	8,845	57,584	35,462	22,122
Loss on investment activity	(6,653)	(6,914)	(6,763)	(7,773)	(5,662)	(991)	(13,567)	(14,194)	627

Net gain/(loss) on fixed maturity and equity securities	12,585	20,906	3,078	26,720	10,063	2,522	33,491	12,522	20,969

Other impairment losses and change in mortgage loan provision	(3,186)	576	1,506	(5,087)	(1,165)	(2,021)	(2,610)	(2,395)	(215)
Other non-derivative gain/(loss), net	4,645	4,696	4,751	4,644	4,789	(144)	9,341	4,341	5,000

Free-standing Derivatives:
Credit Default Swaps	988	892	4,340	3,730	(4,060)	5,048	1,880	(3,284)	5,164
Interest Rate Swaps — non-hedged	25,343	(10,730)	(79,546)	49,825	87,114	(61,771)	14,613	98,455	(83,842)
Interest Rate Swaps — hedged	205	126	19	239	168	37	331	300	31
Futures	(2,873)	(11,423)	(23,766)	(42,270)	32,822	(35,695)	(14,296)	21,077	(35,373)
CPI Swaps	503	811	438	(508)	109	394	1,314	1,032	282
Equity options	3,919	(4,568)	(2,402)	(731)	127	3,792	(649)	127	(776)
Currency Forwards	595	(855)	1,226	1,543	1,447	(852)	(260)	618	(878)

Total free-standing derivatives	28,680	(25,747)	(99,691)	11,828	117,727	(89,047)	2,933	118,325	(115,392)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	10,525	90,535	43,780	(38,653)	32,512	(21,987)	101,060	155,147	(54,087)
GMXB	(25,861)	32,654	121,209	(16,232)	(140,934)	115,073	6,793	(133,763)	140,556

Total embedded derivatives	(15,336)	123,189	164,989	(54,885)	(108,422)	93,086	107,853	21,384	86,469

Net gain/(loss) on total derivatives	13,344	97,442	65,298	(43,057)	9,305	4,039	110,786	139,709	(28,923)

Total investment related gains / (losses), net	$27,388	$123,620	$74,633	$(16,780)	$22,992	$4,396	$151,008	$154,177	$(3,169)